SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)     June  28,  2000
                                                          ------------------


                           CANARGO ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)
             ------------------------------------------------------


           Delaware                         0-9147               91-0881481
 ----------------------------     ------------------------    ----------------
 (State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)


             1580, 727 - 7th Avenue SW, Calgary, Alberta    T2P 0Z5
             ----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code     403-777-1185
                                                            ---------------



          (Former Name or Former Address, if Changed Since Last Report)
          -------------------------------------------------------------

ITEM  5.     OTHER  EVENTS

          On June 28, 2000, CanArgo Energy Corporation (the "Registrant") sold 15,660,916 shares of the Registrant's Common Stock at NOK 9.00 per share (approximately US$1.04 per share) based on the closing price of the Registrant's stock on the Oslo Stock Exchange on June 27, 2000. Den norske Bank ASA, DnB Markets, Orkla Enskilda Securities ASA and Sundal Collier & Co ASA acted as placement agents for this transaction and received a success fee of 6.5% of the gross proceeds of NOK 140,948,244 (approximately US$ 16,287,000).

          The shares to be issued in connection with this placement were issued under Regulation S of the Securities Act of the United States and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or to U.S. persons (as defined in such Regulation) absent registration or an applicable exemption from registration.

          On July 5, 2000, the Registrant announced the completion of the purchase of a 21.2% interest in Ninotsminda Oil Company ("NOC") from JKX Oil & Gas plc. Following the purchase, NOC is now a wholly owned subsidiary of CanArgo. The consideration paid was US$4.5 million, through the issuance of 4,054,054 common shares of CanArgo at a deemed price of US$1.11 per share. The share price, calculated at the time of negotiating the deal, was based on the 10 day weighted average trading price of CanArgo's common shares on the Oslo Stock Exchange and the OTC Bulletin Board.

          The shares to be issued in connection with this transaction were issued under Regulation S of the Securities Act of the United States and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or to U.S. persons (as defined in such Regulation) absent registration or an applicable exemption from registration.

          On July 5, 2000, the Registrant announced the move of its corporate office from Calgary, Canada to London, England. The office relocation is aimed at refocusing administrative and support functions in conjunction with the expansion of activities in the Caspian and more specifically in Georgia. The move is expected to start in September 2000 and be complete by June 2001.

          (c)     Exhibits

 4(1)  Registration Rights Agreement between Registrant and JKX
       Nederland B.V. dated June 28, 2000, relating to purchase of 21.2% interest in Ninotsminda Oil Company
99(1) Term Sheet dated June 27, 2000 relating to sale of 15,660,916 shares of Registrant's common stock
99(2) Form of Subscription Agreement relating to sale of 15,660,916 shares of the Registrant's common stock
99(3) Press release dated June 28, 2000 relating to sale of 15,660,916 shares of Registrant's common stock
99(4)  Subscription Agreement between Registrant and JKX
       Nederland B.V. dated June 15, 2000 relating to purchase of 21.2% interest in Ninotsminda Oil Company
99(5) Press release dated July 5, 2000 related to purchase of 21.2% interest in Ninotsminda Oil Company
99(6) Press release dated July 5, 2000 relating to move of the Registrants corporate office



                                   SIGNATURES
                                   ----------


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CANARGO  ENERGY  CORPORATION


Date:     July  18,  2000               By:     /s/Maria  Rees
                                                --------------
                                                Maria  Rees
                                                Corporate  Secretary

                                  EXHIBIT INDEX

                                                                             FILED WITH
EXHIBIT                                                                         THIS
NUMBER    EXHIBIT                                                              REPORT
-------   ---------------------------------------------------------------    ----------

 4(1)     Registration Rights Agreement between Registrant and JKX
          Nederland B.V. dated June 28, 2000, relating to purchase of
          21.2% interest in Ninotsminda Oil Company                               X
99(1)     Term Sheet dated June 27, 2000 relating to sale of 15,660,916
          shares of Registrant's common stock                                     X
99(2)     Form of Subscription Agreement relating to sale of 15,660,916
          shares of the Registrant's common stock                                 X
99(3)     Press release dated June 28, 2000 relating to sale of 15,660,916
          shares of Registrant's common stock                                     X
99(4)     Subscription Agreement between Registrant and JKX
          Nederland B.V. dated June 15, 2000 relating to purchase of
          21.2% interest in Ninotsminda Oil Company                               X
99(5)     Press release dated July 5, 2000 relating to purchase of 21.2%
          interest in Ninotsminda Oil Company                                     X
99(6)     Press release dated July 5, 2000 relating to move of the
          Registrants corporate office                                            X